SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                             SECURITIES ACT OF 1934


      Date of Report (Date of earliest event reported) January 2, 2007
      -------------------------------------------------------------------


                          AMCON DISTRIBUTING COMPANY
                          --------------------------
           (Exact name of registrant as specified in its charter)


   DELAWARE                         1-15589                    47-0702918
------------------------------------------------------------------------------
(State or other                   (Commission                (IRS Employer
jurisdiction of                   File Number)             Identification No.)
incorporation)


                       7405 Irvington Road, Omaha, NE 68122
                       ------------------------------------
                (Address of principal executive offices) (Zip Code)


                                (402) 331-3727
                                --------------
             (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

















ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On January 2, 2007, AMCON Distributing Company ("AMCON or "Company") issued a press release announcing its financial results for the fiscal year ended September 30, 2006. A copy of the press release is being furnished herewith as an exhibit and incorporated herein by reference.

The information in this Current Report (including the exhibit) shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information set forth in this Current Report on Form 8-K (including the exhibit) shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

         EXHIBIT NO.       DESCRIPTION

         99.1 Press release, dated January 2, 2007, issued by AMCON Distributing Company announcing financial results for the fiscal ended
                           September 30, 2006


                                   SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                AMCON DISTRIBUTING COMPANY
                                     (Registrant)


Date: January 2, 2007           By :     Andrew C. Plummer
                                         -------------------------
                                Name:    Andrew C. Plummer
                                Title:   Vice President & Acting
                                           Chief Financial Officer





                                 EXHIBIT INDEX
                                 -------------

Exhibit          Description

99.1 Press release, dated January 2, 2007, issued by AMCON Distributing Company announcing financial results for the fiscal year ended September 30, 2006




                             Exhibit 99.1

AMCON DISTRIBUTING COMPANY REPORTS EARNINGS FROM CONTINUING OPERATIONS OF $1.81 PER SHARE FOR FISCAL YEAR ENDED SEPTEMBER 30, 2006 AND EXTENDS CREDIT FACILITY TO 2009

NEWS RELEASE

Chicago, IL, January 2, 2006 - AMCON Distributing Company ("AMCON") (AMEX:DIT), an Omaha, Nebraska based consumer products company is pleased to announce that it earned $1.81 per share from continuing operations for the year ended September 30, 2006. For the quarter ended September 30, 2006 the Company earned 27 cents per share on a fully diluted basis. In addition, the Company has extended its revolving credit facility with its bank group to April 2009.

"We are continuing to make solid progress in our efforts to restore the financial health of the company. The early renewal and extension of our credit facility is clearly a vote of confidence by our banks" said Christopher Atayan AMCON's Chief Executive Officer.

As previously announced, the Company has accounted for its recently divested Hawaiian Natural Water business as a discontinued operation as of September 30, 2006 in accordance with generally accepted accounting principles and has recast its results for the fiscal years ended 2002 through 2005. The Hawaiian assets were divested in November 2006 and the accounting for this transaction will be realized when AMCON reports its first quarter 2007 results.

"Our two core operating businesses continued to perform well. We believe that the recast financial results provided a more transparent view to our actual earning power as an enterprise" added Atayan. AMCON's Wholesale Distribution business reported operating income before depreciation and amortization of $9.3 million for the fiscal year. The Company's Retail Health Food business reported operating income before depreciation and amortization of $3.0 million.

"We are very competitive in the market and were awarded several new accounts during the fiscal year. Our high levels of customer service continue to be a positive differentiating factor" said Kathleen M. Evans President of AMCON's Wholesale Distribution business.

"We believe that our financial performance in the retail segment is a direct reflection of our strategy of providing a high quality consumer experience in our stores. Our product merchandising and customer service are at the highest levels in the natural foods industry. As a result we enjoy strong customer loyalty" said Eric Hinkefent President of AMCON's Retail Health Food business.

"Our reported financial results are significantly impacted by non recurring legal and accounting expenses related to our discontinued operations. We expect this trend to continue in 2007" said Andrew C. Plummer AMCON's Acting Chief Financial Officer.

AMCON is a leading wholesale distributor of consumer products, including beverages, candy, tobacco, groceries, food service, frozen and chilled foods, and health and beauty care products with distribution centers in Illinois, Missouri, Nebraska, North Dakota and South Dakota. Chamberlin's Natural Foods, Inc. and Health Food Associates, Inc., both wholly-owned subsidiaries of The Healthy Edge, Inc., operate health and natural product retail stores in central Florida (6), Kansas, Missouri, Nebraska and Oklahoma (4). The retail stores operate under the names Chamberlin's Market & Cafe and Akins Natural Foods Market.

This news release contains forward-looking statements that are subject to risks and uncertainties and which reflect management's current beliefs and estimates of future economic circumstances, industry conditions, Company performance and financial results. A number of factors could affect the future results of the Company and could cause those results to differ materially from those expressed in the Company's forward-looking statements including, without limitation, availability of sufficient cash resources to conduct its business and meet its capital expenditures needs. Moreover, past financial performance should not be considered a reliable indicator of future performance. Accordingly, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 with respect to all such forward-looking statements.

Visit AMCON Distributing Company's web site at: www.amcon.com

For Further Information Contact:
Christopher H. Atayan
AMCON Distributing Company
Ph 312-327-1770
Fax: 312-527-3964






































CONSOLIDATED BALANCE SHEETS
AMCON Distributing Company and Subsidiaries
--------------------------------------------------------------------------------------------------
September 30,                                                             2006             2005
--------------------------------------------------------------------------------------------------
ASSETS
Current assets:
   Cash                                                             $     481,138    $     546,273
   Accounts receivable, less allowance
    for doubtful accounts of $0.9 million
    and $0.4 million in 2006 and 2005, respectively                    27,815,751       27,180,031
   Inventories, net                                                    24,443,063       23,341,289
   Deferred income taxes                                                1,972,988        1,642,212
   Current assets of discontinued operations                            1,172,805        2,823,809
   Prepaid and other current assets                                     5,369,154        5,264,629
                                                                    ------------------------------
      Total current assets                                             61,254,899       60,798,243

Property and equipment, net                                            12,528,539       13,514,942
Goodwill                                                                5,848,808        5,848,808
Other intangible assets                                                 3,439,803        3,464,534
Deferred income taxes                                                   6,772,927        6,300,503
Non-current assets of discontinued operations                           3,774,106        4,145,194
Other assets                                                            1,247,464        1,236,573
                                                                    ------------------------------
                                                                    $  94,866,546    $  95,308,797
                                                                    ==============================
LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIENCY)
Current liabilities:
   Accounts payable                                                 $  14,633,124    $  15,438,359
   Accrued expenses                                                     4,687,789        4,456,421
   Accrued wages, salaries and bonuses                                  1,879,699        1,469,204
   Income taxes payable                                                   168,936          118,798
   Current liabilities of discontinued operations                       7,461,549        6,655,272
   Current maturities of credit facility                                3,896,000        1,432,000
   Current maturities of long-term debt                                   524,130          655,667
                                                                    ------------------------------
      Total current liabilities                                        33,251,227       30,225,721

Credit facility, less current maturities                               44,927,429       47,730,388
Long-term debt, less current maturities                                 7,069,357        7,371,520
Noncurrent liabilities of discontinued operations                       5,087,230        5,913,596

Series A cumulative, convertible preferred stock, $.01 par value
  100,000 authorized and issued, liquidation preference
  $25.00 per share                                                      2,438,355        2,438,355

Series B cumulative, convertible preferred stock, $.01 par value
  80,000 authorized and issued, liquidation preference
  $25.00 per share                                                      1,857,645        1,857,645

Series C cumulative, convertible preferred stock, $.01 par value
  80,000 authorized and issued, liquidation preference
  $25.00 per share                                                      1,982,372                -

Commitments and contingencies

Shareholders' equity (deficiency):
  Preferred stock, $0.01 par value, 1,000,000 shares
   authorized, none outstanding                                                 -                -
  Common stock, $.01 par value, 3,000,000 shares
   authorized, 527,062 outstanding                                          5,271            5,271
  Additional paid-in capital                                            6,278,476        6,218,476
  Accumulated other comprehensive income, net of tax
   of $0.05 million in 2005                                                     -          101,294
  Accumulated deficit                                                  (8,030,816)      (6,553,469)
                                                                    ------------------------------
       Total shareholders' deficiency                                  (1,747,069)        (228,428)
                                                                    ------------------------------
                                                                    $  94,866,546    $  95,308,797
                                                                    ==============================




CONSOLIDATED STATEMENTS OF OPERATIONS

AMCON Distributing Company and Subsidiaries
---------------------------------------------------------------------------------------------
Fiscal Years Ended September                           2006           2005           2004
---------------------------------------------------------------------------------------------

Sales (including excise taxes of $200.6 million,
 $197.7 million and $191.6 million in 2006, 2005
 and 2004, respectively)                          $ 839,539,780  $ 834,551,448  $ 817,285,523

Cost of sales                                       779,406,125    774,060,331    757,937,989
                                                  -------------------------------------------
Gross profit                                         60,133,655     60,491,117     59,347,534
                                                  -------------------------------------------

Selling, general and administrative expenses         51,721,525     51,032,197     48,908,769
Depreciation and amortization                         1,936,897      2,155,983      2,065,876
Impairment charges                                            -      4,234,856              -
                                                  -------------------------------------------
                                                     53,658,422     57,423,036     50,974,645
                                                  -------------------------------------------
Operating income                                      6,475,233      3,068,081      8,372,889

Other expense (income):
   Interest expense                                   4,858,012      4,211,685      3,243,238
   Other (income), net                                 (137,241)       (80,105)      (569,274)
                                                  -------------------------------------------
                                                      4,720,771      4,131,580      2,673,964
                                                  -------------------------------------------
Income (loss) from continuing operations
  before income taxes                                 1,754,462     (1,063,499)     5,698,925

Income tax expense (benefit)                            432,000       (196,000)     2,286,000

Minority interest in loss, net of tax                         -        (97,100)       (91,000)
                                                  -------------------------------------------
Income (loss) from continuing operations              1,322,462       (770,399)     3,503,925

Loss from discontinued operations, net of
 income tax benefit of $1.1 million,
 $5.5 million and $4.7 million, respectively         (2,433,767)   (11,971,580)    (7,642,472)
                                                  -------------------------------------------
Net loss                                             (1,111,305)   (12,741,979)    (4,138,547)

Preferred stock dividend requirements                  (366,042)      (294,640)       (49,474)
                                                  -------------------------------------------
Net loss available to common shareholders         $  (1,477,347) $ (13,036,619) $  (4,188,021)
                                                  ===========================================
   Basic earnings (loss) per share
     available to common shareholders:
      Continuing operations                       $        1.81  $       (2.02) $       6.54
      Discontinued operations                             (4.61)        (22.71)       (14.48)
                                                  -------------------------------------------
   Net loss earnings per share
     available to common shareholders             $       (2.80) $      (24.73) $      (7.94)
                                                  ===========================================

   Diluted earnings (loss) per share
     available to common shareholders:
      Continuing operations                       $        1.63  $       (2.02) $       6.23
      Discontinued operations                             (3.87)        (22.71)       (13.59)
                                                  -------------------------------------------
   Net diluted loss per share
     available to common shareholders             $       (2.24) $      (24.73) $      (7.36)
                                                  ===========================================

Weighted average shares outstanding:
   Basic                                                527,062        527,062       527,774
   Diluted                                              627,810        527,062       562,559



CONSOLIDATED STATEMENTS OF CASH FLOWS
AMCON Distributing Company and Subsidiaries
----------------------------------------------------------------------------------------------------------
Fiscal Years                                                      2006           2005            2004
----------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net (loss) income                                           $(1,111,305)   $(12,741,979)    $(4,138,547)
  Deduct: Loss from discontinued operations, net of tax         2,433,767      11,971,580       7,642,472
                                                              -----------     -----------     -----------
(Loss) income from continuing operations                        1,322,462        (770,399)      3,503,925
Adjustments to reconcile (loss) income from
  continuing operations to net cash flows
   from operating activities:
    Depreciation                                                1,897,166       2,039,553       1,887,244
    Amortization                                                   39,731         116,430         178,632
    Impairment charges                                                  -       4,234,856               -
    (Gain) loss on sale of property and equipment                  30,082         (13,116)         (7,774)
    Stock based compensation                                       60,000               -               -
    Deferred income taxes                                        (803,200)     (5,987,341)     (1,754,264)
    Provision for losses on doubtful accounts                     179,196        (189,604)       (338,928)
    Provision for losses on inventory obsolescence                 77,940         (33,520)        206,925
    Gain on sale of securities                                          -               -        (507,418)
    Minority interest                                                   -         (97,100)        (91,000)

  Changes in assets and liabilities,
   net of effect of acquisitions:
    Accounts receivable                                          (814,916)      1,383,923        (530,149)
    Inventories                                                (1,179,714)     10,056,784      (3,241,622)
    Other current assets                                         (205,819)     (4,848,246)        223,901
    Other assets                                                  (10,891)       (160,509)        282,100
    Accounts payable                                             (805,235)       (670,130)      1,804,427
    Accrued expenses and accrued wages, salaries and bonuses      641,863       1,280,966         211,343
    Income taxes payable and receivable                            50,138       1,281,423      (1,703,039)
                                                              -----------     -----------     -----------
Net cash flows from operating activities
      - continuing operations                                     478,803       7,623,970         124,303
Net cash flows from operating activities
      - discontinued operations                                  (822,124)        903,906      (3,786,719)
                                                              -----------     -----------     -----------
Net cash flows from operating activities                         (343,321)      8,527,876      (3,662,416)
                                                              -----------     -----------     -----------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchase of property and equipment                             (980,510)     (2,464,694)       (910,318)
  Proceeds from sales of property and equipment                    39,665         116,597          84,652
  Acquisitions, net of cash acquired                                    -               -         407,986
  Purchase of trademark                                           (15,000)              -               -
  Proceeds from sales of available-for-sale securities                  -               -         561,910
                                                              -----------     -----------     -----------
Net cash flows from investing activities
     - continuing operations                                     (955,845)     (2,348,097)        144,230
Net cash flows from investing activities
     - discontinued operations                                    (16,818)       (585,451)     (4,035,108)
                                                              -----------     -----------     -----------
Net cash flows from investing activities                         (972,663)     (2,933,548)     (3,890,878)

CASH FLOWS FROM FINANCING ACTIVITIES:
  Net borrowings (payments) on bank credit agreements            (338,959)      4,352,573       6,828,533
  Net proceeds from preferred stock issuance                    1,982,372       1,857,645       2,438,355
  Proceeds from borrowings of long-term debt                      237,266       1,399,638               -
  Payments on long-term and subordinated debt                    (670,966)     (8,413,374)     (1,270,528)
  Debt issuance costs                                                   -        (446,641)              -
  Dividends paid on common stock                                        -               -        (379,827)
  Dividends paid on preferred stock                              (366,042)       (294,640)        (49,474)
  Purchase of common stock, retired                                     -               -         (26,328)
  Proceeds from exercise of stock options                               -               -             522
                                                              -----------     -----------     -----------
Net cash flows from financing activities
     - continuing operations                                      843,671      (1,544,799)      7,541,253









----------------------------------------------------------------------------------------------------------
Fiscal Years                                                       2006           2005            2004
----------------------------------------------------------------------------------------------------------

Net cash flows from financing activities
     - discontinued operations                                    407,178      (3,919,329)       (239,959)
                                                              -----------     -----------     -----------
Net cash flow from financing activities                         1,250,849      (5,464,128)      7,301,294
                                                              -----------     -----------     -----------
Net change in cash                                                (65,135)        130,200        (252,000)

Cash, beginning of year                                           546,273         416,073         668,073
                                                              -----------     -----------     -----------
Cash, end of year                                              $  481,138     $   546,273     $   416,073
                                                              ===========     ===========     ===========

Supplemental disclosure of cash flow information:
  Cash paid during the year for interest                       $4,858,960     $ 4,376,251     $ 3,632,384
  Cash (refunded) paid during the year for
    income taxes                                                     (647)       (911,278)      1,253,768

Supplemental disclosure of non-cash information:
   Issuance of note payable in exchange for
     accounts payable - discontinued operations                $  362,716     $         -     $         -
   Acquisition of equipment through capital leases                      -          91,343         125,840
  Business combinations:
    Fair value of assets acquired                                       -               -      10,307,042
    Subordinated debt assumed and notes payable issued                  -               -       4,028,440
    Present value of future water royalty payments                      -               -       2,807,000
    Other liabilities assumed                                           -               -         289,336
    Issuance of common stock, stock options and
      minority interest                                                 -               -         407,986



 -end-